SECURITIES AND EXCHANGE COMMISSION
                        Washington D. C. 20549


                               FORM 8-K

           Current Report Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934



           Date of Report (Date of earliest event reported)
                          September 18, 1997



                       USFREIGHTWAYS CORPORATION


Delaware                        0-19791          36-3790696
(State of Incorporation)      (Commission      (IRS Employer
                              File Number    Identification No.)



9700 Higgins Road, Rosemont, Illinois                  60018
-------------------------------------                  -----
(Address of principal executive offices)             (Zip Code)


                     Registrant's telephone number
                  including area code: (847) 696-0200


                            Not applicable
   (Former name or former address, if changed since the last report)








                     This Report contains 4 pages.

Item 4.  Changes in Registrant's Certifying Accountant.

                  (1) KPMG Peat Marwick LLP was previously engaged as the principal accountant to audit the Company's financial statements for the Company's two most recent fiscal years. On September 18, 1997, their appointment as principal accountants was terminated.

                  In each of the past two years ended December 28, 1996 and December 30, 1995, and during the subsequent interim period through September 18, 1997, KPMG Peat Marwick LLP's reports on the financial statements of the Company did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to terminate the relationship with the accountants was approved by the Company's Audit Committee on September 18, 1997. There were no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the Company's last two fiscal years.

                  The Company has requested KPMG Peat Marwick LLP to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Company, and, if not, stating the respects in which it does not agree. A letter from KPMG Peat Marwick LLP stating its agreement with the statements made by the Company in this Report on Form 8-K is included as Exhibit 16 hereto.

                  (2) On September 18, 1997, USFreightways Corporation engaged Arthur Andersen LLP as its principal accountant to audit the Company's financial statements for the fiscal year ending January 3, 1998. Arthur Andersen LLP was not engaged by the Company during the Company's two most recent fiscal years.

                  The Company has requested Arthur Andersen LLP to review the disclosure required in this Report on Form 8-K before it is filed with the Commission and has provided Arthur Andersen LLP with the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expressions of its views, or the respects to which it does not agree with the statements made in this Report on Form 8-K. Arthur Andersen LLP has informed the Company that it has reviewed these disclosures and does not intend and is not required to furnish the Company with such letter.

Item 7.  Exhibits.

         Exhibit 16:
                Letter from KPMG Peat Marwick LLP, dated September   18, 1997.

                              SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                       USFREIGHTWAYS CORPORATION


                                    By:      /s/ Christopher L. Ellis
                                                 Christopher L. Ellis
                                                 Senior Vice President, Finance
                                                 and Chief Financial Officer


Date:  September 18, 1997

                            EXHIBIT 16



            [ORIGINAL ON KPMG PEAT MARWICK LLP LETTERHEAD]


September 18, 1997




Securities and Exchange Commission
Washington, D. C. 20549

Ladies and Gentlemen:

We were previously principal accountants for USFreightways Corporation and, under the date of January 22, 1997, we reported on the consolidated financial statements of USFreightways Corporation as of and for the years ended December 28, 1996 and December 30, 1995. On September 18, 1997, our appointment as principal auditors was terminated. We have read USFreightways Corporation's statements included under Item 4 of its Form 8-K dated September 18, 1997, and we agree with such statements, except that we are not in the position to agree or disagree with USFreightways' statement that the change was approved by the Company's Audit Committee, nor are we in a position to agree or disagree with the statements in Item 4 (2).

Very truly yours,


By: /s/ KPMG Peat Marwick LLP
         KPMG Peat Marwick LLP